UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 October 7, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
       ----------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
                    -----------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement

On September 25, 2008, China Organic Agriculture, Inc. (the "Registrant") entered into a Share Purchase Agreement and related transaction documents with respect to the sale of its subsidiary, Songyuan City ErMaPao Green Rice Limited Inc. ("ErMaPao"). The sale was completed on October 7, 2008 as further described in Item 2.01 below.


Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 7, 2008, the registrant sold its wholly owned subsidiary, ErMaPao, to Bothven Investments Ltd ("Bothven") for US$8.7 million, pursuant to a Share Purchase Agreement dated September 25, 2008. The terms of the sale had been previously discussed in the company's filing on Form 8-K dated October 2, 2008 and the Stock Transfer Agreement providing therefor is attached as Exhibit 10.1 thereto. Pursuant to those terms Bothven paid $8,700,000 for ErMaPao. Bothven and the registrant have agreed that their agreement is effective as of September 30, 2008, with Bothven responsible thereafter for ErMaPao and its dealings.

The registrant intends to continue to develop and grow as its core business the trading and marketing of agricultural products it currently conducts through Angkang Agriculture Co. Ltd., its indirect subsidiary.


Section 7 - Regulation FD Disclosure

Item 7.01. Regulation FD Disclosure.

On October 9, 2008, the registrant issued a press release which detailed two sales agreements it has entered. The press release is attached hereto as Exhibit 99.1.


Section 9. Financial Statements and Exhibits.

Item 9.01. Exhibits.

Exhibit 99.1. Press release: "China Organic Agriculture Signs Two New Sales
                              Contracts Worth a Combined $5 Million - Contracts Through CNOA's Ankang Subsidiary Call for Over 8,000 Tons of Green Rice Shipments by March 2009"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2008                       China Organic Agriculture, Inc.


                                            Name:  /s/ Jinsong Li
                                                   -----------------------------
                                                   Jinsong Li
                                            Title: Chief Executive Officer